EXHIBIT 10.25

LBI HOLDINGS I, INC.

SECOND AMENDMENT TO

SECURITIES PURCHASE AGREEMENT, WARRANT AGREEMENT

AND SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT, WARRANT AGREEMENT AND SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Amendment”) is dated as of October 10, 2003 and entered into by and among LBI Holdings I, Inc., a California corporation (the “Company”), the several purchasers (individually, a “Purchaser,” and collectively, the “Purchasers”) listed on the signature pages hereof, and for purposes of Sections 2, 5, 6A and 7 only, Fleet National Bank, individually and as administrative agent for the lenders under the Senior Loan Agreement dated as of July 9, 2002, as amended from time to time (“Fleet”).

This Amendment is made with reference to that certain Securities Purchase Agreement dated as of March 20, 2001 and entered by and among the Company and the Purchasers, as amended by the First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated July 9, 2002 (as so amended, the “Purchase Agreement”; as further amended hereby, the “Amended Purchase Agreement”), that certain Warrant Agreement dated as of March 20, 2001 and entered by and among the Company and the Purchasers, as amended by the First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated July 9, 2002 (as so amended, the “Warrant Agreement”; as further amended hereby, the “Amended Warrant Agreement”), and that certain Subordination and Intercreditor Agreement dated as of March 20, 2001 and entered by and among the Company, the Purchasers and Fleet, as amended by the First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated July 9, 2002 (as so amended, the “Senior Lenders Intercreditor Agreement”; as further amended hereby, the “Amended Intercreditor Agreement” and together with the Amended Purchase Agreement and the Amended Warrant Agreement, the “Amended Agreements”).

Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Purchase Agreement.

RECITALS

WHEREAS, the Company and the Purchasers have previously entered into the Purchase Agreement, pursuant to which the Company sold to the Purchasers (i) Notes in an original aggregate principal amount of $30,000,000 and (ii) Warrants to purchase a certain number of shares of the Company’s Common Stock;

WHEREAS, the Company has formed a wholly-owned subsidiary, LBI Media Holdings, Inc., a Delaware corporation (“LBI Media Holdings”) and LBI Media Holdings desires to issue certain senior discount notes (the “Senior Discount Notes”) pursuant to the Senior Discount Loan Agreement (as defined below) as amended, supplemented or otherwise modified;

WHEREAS, the parties hereto desire to amend, to the extent they are a party thereto, the Purchase Agreement, the Warrant Agreement and the Senior Lenders Intercreditor Agreement on the terms and subject to the conditions contained herein;

WHEREAS, the Company and the Purchasers desire to have the Company issue (i) an Allonge to Note for each outstanding Note to reflect the extension of the scheduled maturity date of the Notes to January 31, 2014 and (ii) an Allonge to Warrant for each outstanding Warrant to reflect the extension of the scheduled expiration date of the Warrants to July 31, 2015; and

WHEREAS, the Company, Fleet and the Purchasers desire to amend the Senior Lenders Intercreditor Agreement to reflect the extension of the scheduled maturity date of the Notes to January 31, 2014.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE PURCHASE AGREEMENT

1.1 Amendments to Article I: Definitions.

A. Article I of the Purchase Agreement is hereby amended by deleting in the definition of Majority Purchasers the reference to “Section 3.5 of the Voting and Co-Sale Agreement” and substituting therefor “Section 3.4 of the Voting and Co-Sale Agreement”.

B. Article I of the Purchase Agreement is hereby amended by deleting the following definitions therefrom in their entirety and substituting the following therefor:

“Existing Grants” means those certain rights in the agreements set forth in Paragraphs 2, 3, 4 and 5 of Schedule 3.4(b) hereto.

“Loan Documents” means the Senior Loan Agreement, Senior Lenders Intercreditor Agreement, Senior Subordinated Loan Agreement, Senior Subordinated Lenders Intercreditor Agreement and Senior Discount Loan Agreement.

“Maturity Date” means the earlier to occur of (i) January 31, 2014, (ii) the acceleration of the obligations of the Company to the Purchasers under the Notes in accordance with Article IX following the occurrence and continuance of a Material Event of Default, (iii) a Sale of the Company, (iv) [intentionally left blank] or (v) the date on which the Company repurchases the Warrants pursuant to Section 5.2 of the Warrant Agreement.

C. Article I of the Purchase Agreement is hereby amended by adding each of the following definitions thereto in appropriate alphabetical order:

“LBI Media Holdings” means LBI Media Holdings, Inc., a Delaware corporation.

“Senior Discount Lenders” means the holders of notes from time to time issued pursuant to the Senior Discount Loan Agreement.

“Senior Discount Loan Agreement” means the Indenture, dated as of October 10, 2003, between LBI Media Holdings, as the issuer, and U.S. Bank, National Association, as the trustee, and any other agreement governing Indebtedness incurred to refund or refinance the borrowings and commitments then outstanding or permitted to be outstanding under the Indenture, in whole or in part, in each case together with any related notes, guarantees, and collateral documents executed from time to time in connection therewith, including that certain registration rights agreement dated as of October 10, 2003 by and between LBI Media Holdings and the initial purchasers party thereto for the benefit of the Senior Discount Lenders, and in each case as amended, modified, supplemented, extended, restated, renewed, refunded, restructured, replaced or refinanced (in whole or in part), including any increase in the amount of Indebtedness thereunder, from time to time, whether by the same or any other agent, purchaser or group of purchasers.

1.2 Amendments to Article II: Sale and Purchase of Purchased Securities

Section 2.4(a)(ii) of the Purchase Agreement is hereby amended by deleting the reference to “July 9, 2013” contained therein and substituting “January 31, 2014” therefor.

1.3 Amendments to Article VII: Affirmative and Negative Covenants

A. Section 7.1 of the Purchase Agreement is hereby amended by (i) inserting in the first sentence thereof the phrase “or permitted or not prohibited under the Senor Discount Loan Agreement” immediately after the phrase “or not prohibited under the Senior Subordinated Loan Agreement” and (ii) deleting from the second sentence thereof the reference to “under Sections 4.10, 4.13, and Article 5 of the Senior Subordinated Loan Agreement, as such sections exist on July 9, 2002” contained therein and substituting therefor “under Sections 4.10, 4.13 or Article 5 of the Senior Subordinated Loan Agreement or under Sections 4.10, 4.13 or Article 5 of the Senior Discount Loan Agreement, in each case as such sections exist on October 10, 2003”.

B. Section 7.2 of the Purchase Agreement is hereby amended by deleting the reference to “Section 6.5 of the Senior Loan Agreement, as such section exists as of July 9, 2002” contained therein and substituting “Section 6.5 of the Senior Loan Agreement, as such section exists as of October 10, 2003” therefor.

C. Section 7.5 of the Purchase Agreement is hereby amended by (i) deleting the phrase “on July 9, 2002” appearing in Section 7.5(i) thereof, and substituting therefor “on October 10, 2003”, (ii) by deleting the reference to “LBI Media” appearing in Section 7.5(i) thereof, and substituting therefor “LBI Media Holdings” and (iii) adding to the end of such Section 7.5 the following sentence:

“Notwithstanding any other provision in this Agreement to the contrary, in the event that in any future tax period the Company fails to qualify as an S Corporation for California and/or for other state tax purposes, but continues to maintain its S Corporation status for federal income tax purposes, the amount that can be distributed or loaned under this Section 7.5 or under any other provision under this Agreement shall include and shall be increased by the amount of California and/or other state taxes imposed on such distributions and loans (including the additional distributions and loans under this sentence).”

D. Section 7.7 of the Purchase Agreement is hereby amended by adding to the end of the second sentence thereof the phrase “or under the Senior Discount Loan Agreement.”

1.4 Amendment to Article VIII: Delivery of Information

A. Section 8.1 of the Purchase Agreement is hereby amended by (i) deleting the reference to “July 9, 2002” contained therein and substituting “October 10, 2003” therefor and (ii) deleting each reference to “LBI Media” or “LBI Media’s” and substituting therefor in each instance the phrase “LBI Media Holdings” or “LBI Media Holdings’”, as applicable.

B. Section 8.3 of the Purchase Agreement is hereby amended by deleting each reference to “LBI Media” or “LBI Media’s” and substituting therefor in each instance the phrase “LBI Media Holdings” or “LBI Media Holdings’”, as applicable.

C. Section 8.7 of the Purchase Agreement is hereby amended by deleting in the second sentence the reference to “the Senior Loan Agreement or the Senior Subordinated Loan Agreement” and substituting therefor the phrase “the Senior Loan Agreement, the Senior Subordinated Loan Agreement or the Senior Discount Loan Agreement”.

1.5 Amendment to Article IX: Defaults

Article IX of the Purchase Agreement is hereby amended by (i) deleting the reference to “July 9, 2002” contained in subsection (e) and substituting “October 10, 2003” therefor, and (ii) deleting the phrase “13% pursuant to Section 2.4(a)(ii)” contained in the first paragraph after subsection (l) and substituting therefor the following phrase “13% per annum or, after September 20, 2009, 17% per annum pursuant to Section 2.4(a)(ii) and shall be subject to additional increases, as applicable, pursuant to Section 2.4(a)(ii)”.

1.6 Modification of Schedules

A. Schedule 3.4(a) to the Purchase Agreement is hereby amended by deleting the existing schedule in its entirety and substituting the Schedule 3.4(a) attached to this Amendment therefor.

B. Schedule 3.4(b) to the Purchase Agreement is hereby amended by deleting the existing schedule in its entirety and substituting the Schedule 3.4(b) attached to this Amendment therefor.

C. Schedule 3.5 to the Purchase Agreement is hereby amended by deleting the existing schedule in its entirety and substituting the Schedule 3.5 attached to this Amendment therefor.

D. Schedule 3.7 to the Purchase Agreement is hereby amended by deleting the existing schedule in its entirety and substituting the Schedule 3.7 attached to this Amendment therefor.

E. Schedule 7.6 to the Purchase Agreement is hereby amended by deleting the existing schedule in its entirety and substituting the Schedule 7.6 attached to this Amendment therefor.

Section 2. AMENDMENTS TO THE SENIOR LENDERS INTERCREDITOR AGREEMENT

2.1 Amendments to Section 3: Terms of Subordination

Section 3.6(b) of the Senior Lenders Intercreditor Agreement is hereby amended by (i) deleting each of the two references to “July 9, 2013” contained therein and substituting therefor in each instance the phrase “January 31, 2014” and (ii) deleting each of the two references to “(as in effect on July 9, 2002)” appearing in clause (i) and (ii) thereof and substituting therefor in each instance the phrase “(as in effect on October 10, 2003)”.

Section 3. AMENDMENTS TO WARRANT AGREEMENT

3.1 Amendments to Section 4.1: Adjustments; Distributions, Consolidation, Merger, Sale, Reclassification; Fractional Shares; Special Agreements

A. Subsection 4.1(a)(2) of the Warrant Agreement is hereby amended by adding immediately after the last sentence of subsection 4.1(a)(2) the following sentence:

“The parties agree that Schedule B presently sets forth Corporate Overhead Expense levels for the periods 2001 through 2007 and that, on or before December 31, 2003, either (i) the Company shall provide Corporate Overhead Expense levels for the periods 2008 through 2013, as reasonably acceptable to the Company and the Required Holders, which (together with the Schedule B delivered on March 20, 2001) shall thereupon constitute Schedule B, or (ii) the Company and the Required Holders shall otherwise amend the Corporate Overhead Expense Adjustment set forth in this Section 4.1(a)(2), as mutually agreeable to the Company and the Required Holders.”

B. Subsection 4.1(d) of the Warrant Agreement is hereby amended by (i) adding after the phrase “for the trailing twelve (12) months ended at the end of its most recently completed fiscal quarter immediately prior to the date of the applicable event specified in clauses (i) through (iv) above” appearing in the clause (a) thereof the phrase “for which financial statements are internally available”, and (ii) adding immediately prior to the last sentence of subsection 4.1(d) the following sentence:

“The parties further agree that the Budgeted Plan presently contains projections for the periods 2001 through 2008 and that, on or before December 31, 2003, either (i) the Company shall provide projections from 2009 through 2013, as reasonably acceptable to the Company and the Required Holders, which (together with the Schedule C delivered on March 20, 2001 and any quarterly numbers delivered pursuant to the immediately preceding sentence) shall thereupon constitute Schedule C, or (ii) the Company and the Required Holders shall otherwise amend the performance-based adjustment set forth in this Section 4.1(d), as mutually agreeable to the Company and the Required Holders.”

3.2 Amendments to Section 7: Interpretation of this Agreement

The definition of “Expiration Date” in Section 7.1 of the Warrant Agreement is hereby amended by deleting the reference to “January 9, 2015” contained therein and substituting “July 31, 2015” therefor.

Section 4. ISSUANCE OF ALLONGES TO NOTES AND WARRANTS

On the Amendment Effective Date, the Company agrees to execute and deliver to each Purchaser an Allonge to Note in the form of Annex A to this Amendment and an Allonge to Warrant in the form of Annex B to this Amendment, in each case with appropriate insertions reflecting the same amounts as the existing Note and Warrant. In such issuance, the parties agree that no commission or other remuneration will be paid or given directly or indirectly for soliciting such issuance.

Section 5. CONDITIONS TO EFFECTIVENESS

Sections 1, 2, 3, 4 and 7F of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A. On or before the Second Amendment Effective Date, each of Company, Fleet and Majority Purchasers shall have delivered to the Company and to Alta Communications VIII, L.P., as agent for each of the Purchasers, executed copies of this Amendment.

B. On or before the Second Amendment Effective Date, the Company shall have delivered to Alta Communications VIII, L.P., as agent for each of the Purchasers, an executed Allonge to Note for each Note and an executed Allonge to Warrant for each Warrant.

C. LBI Media Holdings shall have simultaneously issued the Senior Discount Notes for aggregate gross proceeds of not more than $50,000,000.

D. The Purchasers shall have received an opinion of O’Melveny & Myers LLP, counsel to the Company, substantially in the form attached as Annex C.

E. The Company shall have received an opinion of Edwards & Angell, LLP, counsel to Alta Communications VIII, L.P. and certain affiliates thereof, substantially in the form attached as Annex D.

Section 6. REPRESENTATIONS AND WARRANTIES

A. By All Parties. In order to induce each of the other parties hereto to enter into this Amendment, each party hereto represents and warrants to each of the other parties hereto that the following statements are true, correct and complete:

(i) Corporate Power and Authority. Such party has all requisite corporate or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Amended Agreements.

(ii) Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreements have been duly authorized by all necessary corporate or partnership action on the part of such party.

(iii) No Conflict. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such party, the articles and bylaws or the partnership agreement or any other organizational documents of such party, or any order, judgment or decree of any court or other agency of the government of the United States binding on such party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such party, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of such party, except where applicable approvals or consents have been obtained.

(iv) Governmental Consents. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any U.S. federal, state, provincial or other governmental authority or regulatory body.

(v) Binding Obligation. This Amendment has been duly executed and delivered by such party and this Amendment and the Amended Agreements are the legally valid and binding obligations of such party enforceable against such party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

B. By the Company. In order to induce the Purchasers to enter into this Amendment, the Company represents and warrants to each of the Purchasers that the representations and warranties of the Company and its Subsidiaries made in Sections 3.3, 3.4, 3.5 and 3.7 of the Purchase Agreement as of the Second Amendment Effective Date (which representations and warranties are subject to all of the qualifications, limitations and restrictions contained in the Purchase Agreement and any revised schedule attached to this Amendment) are hereby incorporated herein by reference and each such representation and warranty is restated and re-made by the Company to the Purchasers as of the date hereof and will be deemed to be representations and warranties made by the Company to the Purchasers under this Amendment and relied upon by the Purchasers in entering into this Amendment.

C. By the Purchasers. In order to induce each of the other parties hereto to enter into this Amendment, each Purchaser party hereto represents and warrants to each of the other parties hereto that the following statements are true, correct and complete: (i) the execution by the Majority Purchasers of this Amendment constitutes the requisite approval of the Purchasers necessary to amend the Amended Agreements, each of the Notes and each of the Warrants, in each case, as contemplated by this Amendment, including but not limited to approval as “Majority Purchasers” under the Purchase Agreement and as “Required Holders” under the Warrant Agreement; (ii) with such approval, each Purchaser is bound by this Amendment (including amendments to each of the Amended Agreements, each of the Notes and each of the Warrants), whether or not such Purchaser is a party hereto; (iii) collectively, Alta Communications VIII, L.P., Alta-Comm VIII S By S, LLC, Alta Communications VIII-B, L.P., and Alta VIII Associates, LLC constitute “Majority Purchasers” under the Purchase Agreement and “Required Holders” under the Warrant Agreement; and (iv) each Purchaser is the original Purchaser under the Securities Purchase Agreement and each Purchaser is a lender actively and regularly engaged in the business of making loans.

Section 7. MISCELLANEOUS

A. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

B. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

C. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

D. Expenses. The Company acknowledges that all costs, fees and expenses as described in Section 12.1 of the Purchase Agreement incurred by the Purchasers and one counsel for the Purchasers with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company. The Company shall concurrently with the execution and delivery of this Amendment pay all accrued and unpaid fees of Edwards & Angell, LLP, counsel to the Purchasers, for which invoices shall have been received by Company on or prior to the Second Amendment Effective Date.

E. Confirmation of Tax Allocation and Budgeted Plan. The Company hereby ratifies and confirms that this Amendment shall not amend or otherwise alter the allocation of issue price of $29,500,000 to the Notes and $500,000 to the Warrants as set forth in the original Purchase Agreement. The Company further ratifies and confirms its obligation under Section

4.1(d) of the Warrant Agreement to provide to Purchasers a breakdown of the Budgeted Plan (as defined in the Warrant Agreement) on a quarter-annual basis, reasonably acceptable to Required Holders (as defined in the Warrant Agreement).

F. Consent to Amended Agreements. Fleet hereby consents to this Amendment and the amendments and modifications to the Amended Agreements, to each Note and to each Warrant, in each case effected by this Amendment and the transactions described in Section 4 hereof.

G. Consent to Registration Rights. With reference to Section 7.6(B) of the Purchase Agreement, the Purchasers hereby consent to the grant of registration rights to the Senior Discount Lenders as contemplated by the Senior Discount Loan Agreement.

H. Ratification and Confirmation. Except as specifically amended by this Amendment, (i) the Purchase Agreement, (ii) the Senior Lenders Intercreditor Agreement, (iii) Warrant Agreement, (iv) each Note and (v) each Warrant shall remain in full force and effect and are hereby ratified and confirmed. Each of the Purchasers hereby acknowledges and confirms, for the benefit of Fleet, the lenders under the Senior Loan Agreement and their respective successors and assigns, that all Indebtedness of the Credit Parties (as defined in the Senior Loan Agreement) to the administrative agent and such lenders under the Senior Loan Agreement, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 15, 2003 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof or any other Loan Documents, whether relating to principal, interest (including, without limitation, interest that accrues after the commencement of any bankruptcy proceeding by or against any Credit Party or any of its subsidiaries and affiliates), premium and termination fees, expenses or other amounts due from time to time under the Loan Documents, shall constitute “Senior Indebtedness” under the Amended Intercreditor Agreement.

[Remainder of page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

LBI HOLDINGS I, INC.

By:	/s/ Brett Zane
Name: Brett Zane
Title: Chief Financial Officer

PURCHASERS:

ALTA COMMUNICATIONS VIII, L.P.

By:	Alta Communications VIII Managers, LLC, its General Partner

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Member

ALTA-COMM VIII S BY S, LLC

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Member

ALTA COMMUNICATIONS VIII-B, L.P.

By:	Alta Communications VIII Managers, LLC, its General Partner

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Member

ALTA VIII ASSOCIATES, LLC

By:	Alta Communications, Inc.

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Vice President – Finance

[Signature Page to Second Amendment to Securities Purchase Agreement, Warrant

Agreement and Subordination and Intercreditor Agreement]

BANCBOSTON INVESTMENTS INC.

By:	/s/ Lars A. Swanson
Name:	Lars A. Swanson
Title:	Director

UNIONBANCAL EQUITIES, INC.

By:	/s/ Jean-Pierre Knight
Name:	Jean-Pierre Knight
Title:	Vice President

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By:	Alta Communications VIII, L.P., under a Proxy granted pursuant to the LBI Holdings I, Inc. Voting and Co-Sale Agreement dated as of March 20, 2001

By:	Alta Communications VIII Managers, LLC, its General Partner

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Member

[Signature Page to Second Amendment to Securities Purchase Agreement, Warrant

Agreement and Subordination and Intercreditor Agreement]

For purposes of Sections 2, 5, 6A and 7 only:

FLEET NATIONAL BANK, individually and as agent for the Senior Lenders

By:	/s/ Stephen J. Healy
Name:
Title:

[Signature Page to Second Amendment to Securities Purchase Agreement, Warrant

Agreement and Subordination and Intercreditor Agreement]

SCHEDULE 3.4(a)

(to the Amended Purchase Agreement)

CAPITALIZATION

Esther Liberman 2003 Annuity Trust - 50 shares of Common Stock.

Jose Liberman 2003 Annuity Trust - 50 shares of Common Stock.

Lenard Liberman – 100 shares of Common Stock.

SCHEDULE 3.4(b)

(to the Amended Purchase Agreement)

EQUITY RIGHTS

1.	Pursuant to a Stock Purchase Agreement dated as of January 6, 1998, between Jose Liberman, Esther Liberman, Lenard D. Liberman (collectively, the “Shareholders”) and LBI Holdings I, Inc. (the “Company”), upon the death of any Shareholder, the surviving Shareholders and the Company will have an option to purchase the deceased Shareholder’s stock. The Shareholders are subject to certain restrictions on pledging, transferring, hypothecating, dividing, assigning or otherwise alienating their stock in the Company.

2.	Pursuant to that certain Employment Agreement dated September 1, 1999, by and between LBI Holdings I, Inc. and Xavier Ortiz, Mr. Ortiz is entitled under an incentive plan to receive payment in either cash or Common Stock of LBI Holdings I, Inc. if, among other things, stock of LBI Holdings I, Inc. is traded on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

3.	Pursuant to that certain Employment Agreement dated November 15, 1998, by and between LBI Holdings I, Inc. and Andrew F. Mars, Mr. Mars is entitled under an incentive plan to receive payment in either cash or Common Stock of LBI Holdings I, Inc. if, among other things, stock of LBI Holdings I, Inc. is traded on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

4.	Pursuant to that certain Employment Agreement dated December 1, 1999, by and between Liberman Broadcasting Inc. and Eduardo Leon, Mr. Leon is entitled under an incentive plan to receive payment in either cash or Common Stock of Liberman Broadcasting Inc. if, among other things, stock of Liberman Broadcasting Inc. is capable of being immediately traded on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

5.	Pursuant to that certain Employment Agreement dated December 18, 2002, by and between LBI Holdings I, Inc. and Winter Horton, Mr. Horton is entitled under an incentive plan to receive payment in either cash or Common Stock of LBI Holdings I, Inc. if, among other things, stock of LBI Holdings I, Inc. is traded on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System or any other recognized national stock exchange.

SCHEDULE 3.5

(to the Amended Purchase Agreement)

SUBSIDIARIES

Name of Entity	Authorized Shares	Number of Shares Issued	Name of Shareholder
LBI Media Holdings, Inc., a Delaware corporation	1,000 Shares Common Stock, $.01 par value per share	100	LBI Holdings I, Inc.

LBI Media, Inc., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	LBI Media Holdings, Inc.

Liberman Television of Houston, Inc., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	LBI Media, Inc.

KZJL License Corp., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	Liberman Television of Houston, Inc.

Liberman Television, Inc., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	LBI Media, Inc.

KRCA Television, Inc., a California corporation	2,000 Shares Common Stock	200	Liberman Television, Inc.

KRCA License Corp., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	KRCA Television, Inc.

Liberman Broadcasting, Inc., a California corporation	1,000 Shares Common Stock	50	LBI Media, Inc.

LBI Radio License Corp., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	Liberman Broadcasting, Inc.

Liberman Broadcasting of Houston, Inc., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	LBI Media, Inc.

Liberman Broadcasting of Houston License Corp., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	Liberman Broadcasting of Houston, Inc.

Liberman Television of Dallas, Inc., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	LBI Media, Inc.

Liberman Television of Dallas License Corp., a California corporation	1,000 Shares Common Stock, $.01 par value per share	100	Liberman Television of Dallas, Inc.

Empire Burbank Studios, Inc., a California Corporation,	1,000 Shares Common Stock, $.01 par value per share	100	LBI Media, Inc.

Existing Liens Against Capital Stock Subsidiaries:

1. None.

Outstanding Options, Warrants and Rights:

1. Item 4 of Schedule 3.4(b) is incorporated herein by reference.

SCHEDULE 3.7

(to the Amended Purchase Agreement)

TRANSACTIONS WITH AFFILIATES

1.	Regarding the Empire Burbank Studios located at 1845 Empire Blvd., Burbank, California, the following leases are in effect:

(a)	Lease dated as of July 15, 1999 by and between Empire Burbank Studios, Inc., a California corporation (“Empire”), as landlord, and Liberman Broadcasting, Inc., a California corporation (“Liberman Broadcasting”), as tenant.

(b)	Sublease Agreement dated as of July 15, 1999 by and between Liberman Broadcasting, as sublandlord and Empire, as subtenant.

2.	Spanish Media Rep Team is a wholly owned subsidiary of Jose Liberman and Lenard Liberman and it receives a 15% commission from Liberman Broadcasting Inc. for any advertising time it sells. The agreement is not memorialized in writing.

3.	LBI Media, Inc. (formerly known as LBI Holdings II, Inc.) has outstanding loans, including accrued interest as of June 30, 2003 , aggregating $229,122 and $2,255,515 to Jose Liberman and Lenard Liberman, respectively. For Jose Liberman, LBI Media, Inc. made loans of $146,590, $4,432 and $75,000 on December 20, 2001, July 14, 2002 and July 29, 2002, respectively. For Lenard Liberman, LBI Media, Inc. made loans of $243,095, $32,000 and $1,916,563 on December 20, 2001, June 14, 2002 and July 9, 2002, respectively.

4.	Those transactions and payments described in Section 7.6 (a) through (i) of the Senior Loan Agreement or otherwise permitted by the Senior Loan Agreement.

5.	Item #1 of Schedule 3.4(b) is incorporated herein by reference.

6.	In August 2003, Jose Liberman transferred or assigned 50 shares of LBI Holdings I, Inc. common stock to the Esther Liberman 2003 Annuity Trust and 50 shares of LBI Holdings I, Inc. common stock to the Jose Liberman 2003 Annuity Trust. In connection therewith, the Esther Liberman 2003 Annuity Trust and the Jose Liberman 2003 Annuity Trust executed Counterparts to the Voting and Co-Sale Agreement dated as of March 20, 2001.

7.	Transactions contemplated by the Assignment and Exchange Agreement dated as of September 29, 2003, by and between the Company and LBI Media Holdings.

SCHEDULE 7.6

(to the Amended Purchase Agreement)

AFFILIATE TRANSACTIONS

1.	Items 1, 2, 5, 6 and 7 of Schedule 3.7 are hereby incorporated by reference.

2.	Loans by Company or its Subsidiaries (on such terms as determined by the sole and absolute discretion of Company or its Subsidiaries) to Jose Liberman and/or Lenard Liberman (and their respective Family Members) in an aggregate amount not exceeding $5,000,000; provided that no cancellation, forgiveness or transfer of any such loans shall increase the aggregate amount of loans otherwise permitted hereunder.

3.	The making of any loans described in Section 7.5(ii) (the terms of which shall be determined in the sole discretion of the Company) and cancellation, forgiveness or transfer of such loans.

ANNEX A TO AMENDMENT

ALLONGE TO NOTE

THIS INSTRUMENT IS SUBJECT TO A SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF MARCH 20, 2001 BY AND AMONG LBI HOLDINGS I, INC., A CALIFORNIA CORPORATION, FLEET NATIONAL BANK, INDIVIDUALLY AND AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS, AND CERTAIN OTHER PARTIES, AS AMENDED FROM TIME TO TIME. BY ITS ACCEPTANCE OF THIS INSTRUMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT TO THE SAME EXTENT THAT THE SUBORDINATED CREDITORS (AS DEFINED THEREIN) ARE BOUND.

THIS INSTRUMENT IS SUBJECT TO THE SUBORDINATION AND INTERCREDITOR PROVISIONS CONTAINED IN ARTICLE XIX OF THE SECURITIES PURCHASE AGREEMENT DESCRIBED IN THE NOTE TO WHICH THIS ALLONGE TO NOTE RELATES. BY ITS ACCEPTANCE OF THIS INSTRUMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY SUCH SUBORDINATION AND INTERCREDITOR PROVISIONS TO THE SAME EXTENT THAT THE PERMITTED HOLDERS (AS DEFINED THEREIN) ARE BOUND.

THE SECURITIES REPRESENTED BY THE NOTE TO WHICH THIS ALLONGE TO NOTE RELATES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS. THE SECURITIES REPRESENTED BY THE NOTE TO WHICH THIS ALLONGE TO NOTE RELATES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. FURTHERMORE, THE SECURITIES TO WHICH THIS ALLONGE TO NOTE RELATES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE COMPANY HAS RECEIVED AN OPINION OF TAX COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION WILL NOT TERMINATE THE COMPANY’S CLASSIFICATION AS AN S CORPORATION.

By this Allonge to Note (this “Allonge”), the undersigned, LBI Holdings I, Inc., a California corporation (“Debtor”), agrees that, pursuant to that certain Securities Purchase Agreement dated as of March 20, 2001, by and among Debtor and the several purchasers named therein, as amended by that certain First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated as of July 9, 2002 and that certain Second Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreement dated as of October 10, 2003, the U.S.$[        ] Junior Subordinated Promissory Note dated March 20, 2001 payable to the order of [            ] is hereby amended by deleting the reference to “July 9, 2013” contained therein and substituting therefor the phrase “January 31, 2014”.

Date: October     , 2003

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IN WITNESS WHEREOF, Debtor has caused this Allonge to Note to be duly executed as of the date first above written.

DEBTOR: LBI HOLDINGS I, INC.

By:
Name: Title:

Acknowledged and Agreed:

[                                                 ]

By:
Name: Title:

ANNEX B TO AMENDMENT

ALLONGE TO WARRANT

THE WARRANTS REPRESENTED BY THE CERTIFICATE TO WHICH THIS ALLONGE TO WARRANT RELATES AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SALE, TRANSFER, PLEDGE, OR HYPOTHECATION (COLLECTIVELY, THE “TRANSFER”) OR EXERCISE OF THE WARRANT AND THE TRANSFER OF THE SECURITIES ISSUABLE UPON EXERCISE ARE SUBJECT TO THE COMMUNICATIONS ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS OF THE FEDERAL COMMUNICATIONS COMMISSION.

FURTHERMORE, THE WARRANTS REPRESENTED BY THE CERTIFICATE TO WHICH THIS ALLONGE TO WARRANT RELATES MAY NOT BE TRANSFERRED OR EXERCISED AND THE SECURITIES ISSUABLE UPON EXERCISE MAY NOT BE TRANSFERRED, IN EACH CASE, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF TAX COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER OR EXERCISE, AS APPLICABLE, WILL NOT TERMINATE THE COMPANY’S CLASSIFICATION AS AN “S” CORPORATION EXCEPT TO THE EXTENT SUCH EXERCISE IS OTHERWISE PERMITTED UNDER THE PURCHASE AGREEMENT DEFINED IN THE BELOW-REFERENCED WARRANT AGREEMENT.

THIS INSTRUMENT IS SUBJECT TO A SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF MARCH 20, 2001 BY AND AMONG LBI HOLDINGS I, INC., A CALIFORNIA CORPORATION, THE PURCHASERS PARTY TO THE PURCHASE AGREEMENT, AND FLEET NATIONAL BANK, INDIVIDUALLY AND AS ADMINISTRATIVE AGENT (THE “ADMINISTRATIVE AGENT”) FOR CERTAIN LENDERS AND CERTAIN OTHER PARTIES, AS AMENDED FROM TIME TO TIME. BY ITS ACCEPTANCE OF THIS INSTRUMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT TO THE SAME EXTENT THAT THE SUBORDINATED CREDITORS (AS DEFINED THEREIN) ARE BOUND.

THIS INSTRUMENT IS SUBJECT TO THE SUBORDINATION AND INTERCREDITOR PROVISIONS CONTAINED IN ARTICLE XIX OF THE PURCHASE AGREEMENT (AS DEFINED IN THE WARRANT AGREEMENT

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DESCRIBED IN THE CERTIFICATE TO WHICH THIS ALLONGE TO WARRANT RELATES). BY ITS ACCEPTANCE OF THIS INSTRUMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY SUCH SUBORDINATION AND INTERCREDITOR PROVISIONS TO THE SAME EXTENT THAT THE PERMITTED HOLDERS (AS DEFINED IN THE PURCHASE AGREEMENT) ARE BOUND.

By this Allonge to Warrant (this “Allonge”), the undersigned, LBI Holdings I, Inc., a California corporation (“Debtor”), agrees that, pursuant to that certain Warrant Agreement dated as of March 20, 2001, by and among Debtor and the several purchasers named therein, as amended by that certain First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated as of July 9, 2002 and that certain Second Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreement dated as of October 10, 2003, the Warrant Certificate for [        ] Warrants dated March 20, 2001 issued to [            ] is hereby amended by deleting the reference to “January 9, 2015” contained therein and substituting “July 31, 2015” therefor.

Date: October     , 2003

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IN WITNESS WHEREOF, Debtor has caused this Allonge to Warrant to be duly executed as of the date first above written.

DEBTOR: LBI HOLDINGS I, INC.

By:
Name: Title:

Acknowledged and Agreed:

[                                                 ]

By:
Name: Title:

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